Exhibit 99.1

INVESCO MORTGAGE CAPITAL INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION (UNAUDITED)

The following unaudited pro forma condensed consolidated balance sheet, pro forma condensed statements of operations and pro forma debt-to-equity ratio (collectively, the “Pro Forma Financial Information”) are based upon the previously reported consolidated financial statements of Invesco Mortgage Capital Inc. (the “Company,” “we,” or “our”). The Pro Forma Financial Information has been prepared to illustrate the effect of the sale (the "Transaction") of certain beneficial interests (the “Securities”) in consolidated residential loan securitization trusts (the “Residential Securitizations”) resulting in the deconsolidation of the Residential Securitizations.
The unaudited pro forma condensed consolidated balance sheet and pro forma debt-to-equity ratio as of September 30, 2015 is presented as if the Transaction and resulting deconsolidation of the Residential Securitizations had occurred on September 30, 2015. The unaudited pro forma condensed consolidated statement of operations for the nine-month period ended September 30, 2015 and for the year ended December 31, 2014 are presented as if the Transaction and resulting deconsolidation of the Residential Securitizations had occurred on January 1, 2014 or the date the Residential Securitizations were initially consolidated, whichever came later.
The previously reported condensed consolidated financial statements referred to above were included in the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2015 and its Annual Report on Form 10K/A for the year ended December 31, 2014, as applicable, each previously filed with the Securities and Exchange Commission. The accompanying Pro Forma Financial Information presented herein should be read in conjunction with the Company’s previously reported condensed consolidated financial statements and notes thereto.
The Pro Forma Financial Information includes pro forma adjustments which reflect transactions and events that (a) are directly attributable to the Transaction and resulting deconsolidation of the Residential Securitizations, (b) are factually supportable, and (c) with respect to the consolidated statements of operations, have a continuing impact on consolidated results. See Note 3 of the Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements herein for a description of each pro forma adjustment.
The Pro Forma Financial Information was prepared for informational purposes only and is not necessarily indicative of the financial position (including the debt-to-equity ratio) or results of operations that would have occurred if the Transaction and resulting deconsolidation of the Residential Securitizations occurred on the date or at the beginning of the period indicated, nor is it indicative of the future financial position or results of operations of the Company. Assumptions and estimates underlying the pro forma adjustments are described in the accompanying notes, which should be read in connection with the Pro Forma Financial Information.
The Pro Forma Financial Information does not reflect future events that may occur after the deconsolidation, including potential general and administrative cost savings or use of proceeds from the sales of certain of our beneficial interests in the Residential Securitizations. In the opinion of management, all material adjustments necessary to reflect the effects of the Transaction and resulting deconsolidation, described in the notes to the unaudited pro forma condensed consolidated financial statements have been included and are based upon available information and assumptions that the Company believes are reasonable.

Exhibit 99.1

INVESCO MORTGAGE CAPITAL INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(UNAUDITED)

	As of September 30, 2015
In thousands, except per share amounts	Historical (A)	Adjustments		Pro Forma
ASSETS
Mortgage-backed and credit risk transfer securities, at fair value	16,814,961	362,944	(B)	17,177,905
Residential loans, held-for-investment	3,307,249	(3,307,249)	(B)	—
Commercial loans, held-for-investment	187,038	—		187,038
Cash and cash equivalents	76,658	22,256	(C)	98,914
Due from counterparties	174,741	—		174,741
Investment related receivable	24,897	—		24,897
Accrued interest receivable	69,064	(14,440)	(B)	54,624
Derivative assets, at fair value	1,308	—		1,308
Deferred securitization and financing costs	10,689	(4,482)	(C)	6,207
Other investments	113,297	—		113,297
Other assets	1,444	—		1,444
Total assets	20,781,346	(2,940,971)		17,840,375
LIABILITIES AND EQUITY
Liabilities:
Repurchase agreements	12,912,131	(47,110)	(C)	12,865,021
Secured loans	1,675,000	—		1,675,000
Asset-backed securities issued by securitization trusts	2,859,423	(2,859,423)	(B)	—
Exchangeable senior notes	400,000	—		400,000
Derivative liability, at fair value	343,897	—		343,897
Dividends and distributions payable	54,067	—		54,067
Investment related payable	54,996	—		54,996
Accrued interest payable	37,296	(15,243)	(B)	22,053
Accounts payable and accrued expenses	3,910	(1,424)	(B)	2,486
Due to affiliate	11,259	—		11,259
Total liabilities	18,351,979	(2,923,200)		15,428,779
Equity:
Preferred Stock, par value $0.01 per share; 50,000,000 shares authorized
7.75% Series A Cumulative Redeemable Preferred Stock: 5,600,000 shares issued and outstanding ($140,000 aggregate liquidation preference)	135,356	—		135,356
7.75% Fixed-to-Floating Series B Cumulative Redeemable Preferred Stock: 6,200,000 shares issued and outstanding ($155,000 aggregate liquidation preference)	149,860	—		149,860
Common Stock: par value $0.01 per share; 450,000,000 shares authorized, 119,453,846 and 123,110,454 shares issued and outstanding, respectively	1,195	—		1,195
Additional paid in capital	2,482,742	—		2,482,742
Accumulated other comprehensive income	446,857	—		446,857
Retained earnings (distributions in excess of earnings)	(813,520)	(17,564)	(C)	(831,084)
Total stockholders’ equity	2,402,490	(17,564)		2,384,926
Non-controlling interest	26,877	(207)	(D)	26,670
Total equity	2,429,367	(17,771)		2,411,596
Total liabilities and equity	20,781,346	(2,940,971)		17,840,375

See Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)

Exhibit 99.1

INVESCO MORTGAGE CAPITAL INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(UNAUDITED)

	Nine Months Ended September 30, 2015
In thousands, except share amounts	Historical (E)	Adjustments		Pro Forma
Interest Income
Mortgage-backed and credit risk transfer securities	390,623	8,499	(G)	399,122
Residential loans	88,001	(88,001)	(F)	—
Commercial loans	11,349	—		11,349
Total interest income	489,973	(79,502)		410,471
Interest Expense
Repurchase agreements	125,544	(577)	(H)	124,967
Secured loans	4,639	—		4,639
Exchangeable senior notes	16,840	—		16,840
Asset-backed securities	64,913	(64,913)	(F)	—
Total interest expense	211,936	(65,490)		146,446
Net interest income	278,037	(14,012)		264,025
(Reduction in) provision for loan losses	(213)	213	(F)	—
Net interest income after (reduction in) provision for loan losses	278,250	(14,225)		264,025
Other Income (loss)
Gain (loss) on investments, net	10,090	(2,889)	(I)	7,201
Equity in earnings of unconsolidated ventures	9,131	—		9,131
Gain (loss) on derivative instruments, net	(287,344)	—		(287,344)
Realized and unrealized credit derivative income (loss), net	24,904	—		24,904
Other investment income (loss), net	1,518	—		1,518
Total other income (loss)	(241,701)	(2,889)		(244,590)
Expenses
Management fee – related party	28,816	—		28,816
General and administrative	6,186	—		6,186
Consolidated securitization trusts	6,544	(6,544)	(F)	—
Total expenses	41,546	(6,544)		35,002
Net income (loss)	(4,997)	(10,570)		(15,567)
Net income (loss) attributable to non-controlling interest	(80)	(170)	(J)	(250)
Net income (loss) attributable to Invesco Mortgage Capital Inc.	(4,917)	(10,400)		(15,317)
Dividends to preferred stockholders	17,148	—		17,148
Net income (loss) attributable to common stockholders	(22,065)	(10,400)		(32,465)
Earnings (loss) per share:				—
Net income (loss) attributable to common stockholders				—
Basic	(0.18)	(0.08)		(0.26)
Diluted	(0.18)	(0.08)		(0.26)
Dividends declared per common share	1.30	—		1.30
Weighted average number of shares of common stock:
Basic	122,763,243	—		122,763,243
Diluted	124,188,243	—		124,188,243
See Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)

Exhibit 99.1

INVESCO MORTGAGE CAPITAL INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(UNAUDITED)

	Year Ended December 31, 2014
In thousands, except share amounts	Historical (As Restated) (K)	Adjustments		Pro Forma
Interest Income
Mortgage-backed and credit risk transfer securities	579,062	9,526	(M)	588,588
Residential loans	88,073	(88,073)	(L)	—
Commercial loans	9,508	—		9,508
Total interest income	676,643	(78,547)		598,096
Interest Expense
Repurchase agreements	188,699	(523)	(N)	188,176
Secured loans	2,576	—		2,576
Exchangeable senior notes	22,461	—		22,461
Asset-backed securities	68,159	(68,159)	(L)	—
Total interest expense	281,895	(68,682)		213,213
Net interest income	394,748	(9,865)		384,883
(Reduction in) provision for loan losses	(142)	142	(L)	—
Net interest income after (reduction in) provision for loan losses	394,890	(10,007)		384,883
Other Income (loss)
Gain (loss) on investments, net	(87,168)	7,263	(P)	(79,905)
Equity in earnings of unconsolidated ventures	6,786	—		6,786
Gain (loss) on derivative instruments, net	(487,469)	—		(487,469)
Realized and unrealized credit derivative income (loss), net	(2,866)	—		(2,866)
Other investment income (loss), net	(2,045)	—		(2,045)
Total other income (loss)	(572,762)	7,263		(565,499)
Expenses
Management fee – related party	37,599	—		37,599
General and administrative	15,267	(7,127)	(O)	8,140
Total expenses	52,866	(7,127)		45,739
Net income (loss)	(230,738)	4,383		(226,355)
Net income (loss) attributable to non-controlling interest	(2,632)	50	(Q)	(2,582)
Net income (loss) attributable to Invesco Mortgage Capital Inc.	(228,106)	4,333		(223,773)
Dividends to preferred stockholders	17,378	—		17,378
Net income (loss) attributable to common stockholders	(245,484)	4,333		(241,151)
Earnings (loss) per share:
Net income (loss) attributable to common stockholders
Basic	(1.99)	0.04		(1.95)
Diluted	(1.99)	0.04		(1.95)
Dividends declared per common share	1.95	—		1.95
Weighted average number of shares of common stock:
Basic	123,104,934	—		123,104,934
Diluted	124,529,934	—		124,529,934
See Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)

Exhibit 99.1

INVESCO MORTGAGE CAPITAL INC. AND SUBSIDIARIES
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

Note 1 – Description of Transaction
On December 9, 2015, IAS Asset I LLC and IAS Services LLC, wholly-owned subsidiaries of Invesco Mortgage Capital Inc. (the “Company,” “we,” or “our”) completed the sale (the “Transaction”) of certain beneficial interests (the “Securities”) in consolidated residential loan securitization trusts (the “Residential Securitizations”) for an aggregate sale price of $69.1 million. The Securities were sold to unaffiliated third parties through multiple brokers in a competitive bid process and included the most subordinated classes of asset-backed securities issued by the Residential Securitizations.
As described in Notes 2 and 3 of our Annual Report on Form 10-K/A for the year ended December 31, 2014, the Residential Securitizations are variable interest entities. The Company consolidated the Residential Securitizations because the Company had both (i) the power to direct the activities of the Residential Securitizations that most significantly impact the economic performance of the Residential Securitizations, and (ii) the right to receive benefits from the Residential Securitizations or the obligation to absorb losses of the Residential Securitizations that could be significant. The Company does not manage the Residential Securitizations or serve as the loan servicer for the Residential Securitizations. A portion of the Securities sold in the Transaction are the most subordinated classes of asset-backed securities issued by the Residential Securitizations and the holders of these Securities have certain default oversight rights on defaulted residential loans held by the Residential Securitizations. As a result of the Transaction, the Company no longer has the power to direct the activities of the Residential Securitizations through default oversight rights and is therefore no longer the primary beneficiary of the Residential Securitizations. The Company will deconsolidate the assets and liabilities of the Residential Securitizations as of the date of the Transaction. Total assets and total liabilities of the Residential Securitizations were approximately $3.3 billion and $2.9 billion, respectively, as of September 30, 2015. Retained interests in asset-backed securities issued by the Residential Securitizations will be recorded in mortgage-backed and credit risk transfer securities on the Company’s consolidated balance sheet at fair market value as of the date of the Transaction.
Note 2 – Basis of Presentation
The Pro Forma Financial Information is based upon the Company's previously reported condensed consolidated financial statements, which were included in the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2015 and its Annual Report on Form 10K/A for the year ended December 31, 2014, as applicable, each previously filed with the Securities and Exchange Commission.
The pro forma adjustments are based upon currently available information, and assumptions and estimates which management believes to be reasonable.
Note 3 – Pro Forma Adjustments
We made the following pro forma adjustments to our unaudited condensed consolidated balance sheet as of September 30, 2015:

(A)	Reflects our historical unaudited condensed consolidated balance sheet as previously filed on Form 10-Q as of September 30, 2015.

(B)
Represents adjustments to deconsolidate eleven Residential Securitizations as if the deconsolidation occurred on September 30, 2015. The adjustment to mortgage-backed and credit risk transfer securities represents the fair value of our retained interests in the Residential Securitizations as of September 30, 2015. The Company's beneficial interests in the Residential Securitizations were previously eliminated in consolidation.

(C)
Represents adjustments to record cash proceeds of the Transaction, the repayment of repurchase agreements that were collateralized by the Securities sold in the Transaction and an estimated loss arising from the Transaction and resulting deconsolidation of the Residential Securitizations. The estimated loss was calculated using the aggregate of the sale proceeds as of the Transaction date and the fair value of retained asset-backed securities issued by the Residential Securitizations as of September 30, 2015, less carrying amounts as of September 30, 2015. The actual loss on the Transaction will be calculated using the aggregate of the sales proceeds as of the Transaction date and the fair value of retained asset-backed securities issued by the Residential Securitizations as of the Transaction date, less carrying amounts as of the Transaction date and will differ from the estimated loss.

(D)	Represents adjustment to allocate pro forma net income (loss) adjustments to non-controlling interest.

Exhibit 99.1

We made the following pro forma adjustments to our unaudited condensed consolidated statement of operations for the nine-month period ended September 30, 2015:

(E)	Reflects our historical unaudited condensed consolidated statement of operations as previously filed on Form 10-Q for the nine-month period ended September 30, 2015.

(F)
Represents adjustments to deconsolidate eleven Residential Securitizations as if the deconsolidation occurred on January 1, 2014 or the date the Residential Securitizations were initially consolidated, whichever came later.

(G)	Represents adjustment to record interest income on retained interests that was previously eliminated in consolidation.

(H)	Represents adjustment to eliminate interest expense on repurchase agreements that were collateralized by the Securities sold in the Transaction.

(I)
Represents the mark to market adjustment for interest only securities and excess servicing certificates that were retained in the Transaction. This adjustment assumes the Company elected the fair value option for interest only securities and excess servicing certificates as of January 1, 2014.

(J)	Represents adjustment to allocate pro forma net income (loss) adjustments to non-controlling interest.
We made the following pro forma adjustments to our audited condensed consolidated statement of operations for the year ended December 31, 2014:

(K)	Reflects our historical audited consolidated statement of operations as previously filed on Form 10-K/A for the year ended December 31, 2014.

(L)
Represents adjustments to deconsolidate eleven Residential Securitizations as if the deconsolidation occurred on January 1, 2014 or the date the Residential Securitizations were initially consolidated, whichever came later.

(M)	Represents adjustment to record interest income on retained interests that was previously eliminated in consolidation.

(N)	Represents adjustment to eliminate interest expense on repurchase agreements that were collateralized by the Securities sold in the Transaction.

(O)
Represents adjustment to eliminate organization costs of $1.0 million and direct operating costs of $6.1 million associated with the Residential Securitizations. Direct operating costs include servicer and trustee fees paid directly by the Residential Securitizations.

(P)
Represents the mark to market adjustment for interest only securities and excess servicing certificates that were retained in the Transaction. This adjustment assumes the Company elected the fair value option for interest only securities and excess servicing certificates as of January 1, 2014.

(Q)	Represents adjustment to allocate pro forma net income (loss) adjustments to non-controlling interest.

Exhibit 99.1

INVESCO MORTGAGE CAPITAL INC. AND SUBSIDIARIES
PRO FORMA DEBT-TO-EQUITY RATIO

	As of September 30, 2015
In thousands	Historical	Adjustments		Pro Forma
Repurchase agreements	12,912,131	(47,110)	(1)	12,865,021
Secured loans	1,675,000	—		1,675,000
Asset-backed securities issued by securitization trusts	2,859,423	(2,859,423)	(2)	—
Exchangeable senior notes	400,000	—		400,000
Total debt	17,846,554	(2,906,533)		14,940,021
Total equity	2,429,367	(17,771)	(3)	2,411,596
Debt-to-equity ratio	7.3			6.2

(1)	Represents the repayment of repurchase agreements that were collateralized by the Securities sold in the Transaction.

(2)	Represents adjustment to deconsolidate eleven Residential Securitizations as if the deconsolidation occurred on September 30, 2015.

(3)
Represents adjustments to reflect an estimated loss arising from the Transaction and resulting deconsolidation of the Residential Securitizations and an adjustment to allocate pro forma net income (loss) adjustments to non-controlling interest. The estimated loss was calculated using the aggregate of the sale proceeds as of the Transaction date and the fair value of retained asset-backed securities issued by the Residential Securitizations as of September 30, 2015, less carrying amounts as of September 30, 2015. The actual loss on the Transaction will be calculated using the aggregate of the sales proceeds as of the Transaction date and the fair value of retained asset-backed securities issued by the Residential Securitizations as of the Transaction date, less carrying amounts as of the Transaction date and will differ from the estimated loss.